                                                                    Exhibit 10.6

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRANSGENOMIC, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                              Right to Purchase 45,918 Shares of Common Stock of Transgenomic, Inc.

                          COMMON STOCK PURCHASE WARRANT

Issue Date:  December 3, 2003

          Transgenomic, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, TN Capital Equities, Ltd., or assigns (the "Holder", or "TN"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through five (5) years after such date (the "Expiration Date"), up to 45,918 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.01 par value, of the Company, at the Exercise Price (as defined below). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

          As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall include Transgenomic, Inc. and any corporation which shall succeed or assume the obligations of Transgenomic, Inc. hereunder.

          (b) The term "Common Stock" includes (a) the Company's Common Stock, par value $.01 per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

          (d)    The term "Exercise Price" shall be as follows: $ 2.94.

     2.   EXERCISE OF WARRANT.


          From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of the exercise notice attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company.

     3.   PROCEDURE FOR EXERCISE.

          3.1 DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 3 business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to
Section 1 or otherwise.

          3.2 EXERCISE. Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of the Warrant, Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

          3.3 CASHLESS EXERCISE. This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 3.3. This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed Exercise Form specifying the number of Warrant Shares to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the Exercise Form to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 3.3 shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

     X = Y(A-B)A

     where:
          X = the number of shares of Common Stock to be issued to the Holder under this Section 3.3;
          Y = the number of Warrant Shares identified in the Exercise Form as being applied to the subject exercise;
          A = the Current Market Price on such date; and B = the Exercise Price on such date

For purposes of this Section 3.3, the "Current Market Price" per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System or NASDAQ Small Cap Market (or a similar system then in use), the last reported sales price (regular way) so reported on such day; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

The Company acknowledges and agrees that this Warrant was issued on December 3, 2003 (the "Issuance Date"). Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 3.3, the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

     4.   EFFECT OF REORGANIZATION.

          4.1 REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

          4.2 DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant after the effective date of such dissolution pursuant to Section 3.1 to a bank or trust company having its principal office in New York, NY, as trustee for the Holder of the Warrant.

          4.3 CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 4, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrant be delivered to the Trustee as contemplated by Section 4.2.

     5.   RESERVATION OF STOCK.

     The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

     6.   EXCHANGE OF WARRANT.

     Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense) but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     7.   REPLACEMENT OF WARRANT.

     On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     8.   REGISTRATION RIGHTS.

     The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement a copy of which is attached as Exhibit C.

     9.   WARRANT AGENT.

     The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     10.  TRANSFER ON THE COMPANY'S BOOKS.

     Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     11.  NOTICES.

     All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

     12.  VOLUNTARY ADJUSTMENT BY COMPANY.

     The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     13.  REPRESENTATIONS AND WARRANTIES OF TN.

     TN hereby represents and warrants to Company as follows:

          (a) TN has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Ancillary Agreements and to carry out their provisions. All corporate action on TN' part required for the lawful execution and delivery of this Agreement and the Ancillary Agreements have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Agreement and the other Ancillary Agreements will be valid and binding obligations of TN, enforceable in accordance with their terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (2) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

          (b) TN understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the 1933 Act based in part upon TN's representations contained in this Agreement, including, without limitation, that TN is an "accredited investor" within the meaning of Regulation
D. TN has had an opportunity to ask questions and receive answers from Company regarding Company's business, management and financial affairs and the terms and conditions of the offering and the Securities and to obtain additional information (to the extent Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to TN or to which TN had access.

          (c) TN has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Company so that it is capable of evaluating the merits and risks of its investment in Company and has the capacity to protect its own interests. TN must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the 1933 Act, or (ii) an exemption from registration is available.

          (d) TN is acquiring the Securities for its own account and only for investment purposes, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

          (e) By reason of its, or of its management's, business and financial experience, TN has the capacity to evaluate the merits and risks of its investment in the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the other Ancillary Agreements. Further, TN is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the other Ancillary Agreements.

          (f) TN will not make any resale of the Securities under any Registration Statement (as defined in the Registration Rights Agreement) without effectively complying with the prospectus delivery requirement under the Securities Act.

          (g) TN has no present intention of distributing any Securities or any arrangement or understanding with any other persons regarding the distribution of any Securities within the meaning of Section 2(11) of the Securities Act. TN has no entered into any agreement, understanding or arrangement with any broker-dealer regarding any resale of the Securities and will promptly notify Company if it enters into such arrangement.

     14.  MISCELLANEOUS.

     This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

          IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                       TRANSGENOMIC, INC.


                                       By:    /s/ Michael J. Draper
                                          --------------------------------------
                                           Name:  Michael J. Draper
                                           Title: CFO


Witness:

        /s/ Jerry Pearson
---------------------------------------